UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 22, 2014
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2014-C24
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
KeyBank National Association
Column Financial, Inc.
RAIT Funding, LLC
General Electric Capital Corporation

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-09	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 22, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4A1, Class A-5, Class A-SB, Class X-A, Class X-B-1, Class X-B-2, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,015,153,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), Credit Suisse Securities (USA) LLC (“Credit Suisse”)  and KeyBanc Capital Markets Inc. (“KeyBanc” and, collectively with JPMS, Barclays Capital and Credit Suisse, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated October 9, 2014, among the Registrant and JPMS, for itself and on behalf of Barclays Capital, Credit Suisse and KeyBanc.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On October 22, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,015,153,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $ 4,598,734.42, were approximately $ 1,108,755,032.76. Of the expenses paid by the Registrant, approximately $ 732,152.64 were paid directly to affiliates of the Registrant, $0 in the form of fees were paid to the Underwriters, $ 71,584.02  were paid to or for the Underwriters and $ 3,794,997.76 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On October 22, 2014, the Registrant sold the Class A-4A2, Class X-C, Class X-D, Class X-E, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $256,162,147, to JPMS, Barclays Capital, Credit Suisse and KeyBanc, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated October 9, 2014, by and among the Depositor, JPMS, Barclays Capital, Credit Suisse and KeyBanc.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On October 22, 2014, the Registrant sold the Class ESK Certificates, having an aggregate initial principal amount of $5,000,000, to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated October 9, 2014, by and between the Depositor and JPMS.  The Class ESK Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Grapevine Mills Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “JPMBB 2014-C23 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.  An executed version of the JPMBB 2014-C23 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Columbus Square Portfolio Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “WFRBS 2014-C22 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer and as certificate administrator, tax administrator and custodian, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.  An executed version of the WFRBS 2014-C22 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “17 State Street” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “JPMBB 2014-C23 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.  An executed version of the JPMBB 2014-C23 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Canyon Ranch Portfolio Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of September 1, 2014 (the “COMM 2014-UBS5 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Situs Holdings, LLC, as operating advisor.  An executed version of the COMM 2014-UBS5 Pooling and Servicing Agreement is attached hereto as Exhibit 4.4.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2014-C24 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 54 fixed-rate mortgage loans (the “Mortgage Loans”) and one trust subordinate companion loan (the “ESK Companion Loan”) secured by first liens on 64 commercial, multifamily and manufactured housing properties.  The Mortgage Loans (and the ESK Companion Loan, as applicable) were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of October 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Barclays Mortgage Loan Purchase Agreement”) between the Registrant and Barclays, (iii) from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.3 (the “KeyBank Mortgage

Loan Purchase Agreement”) among the Registrant and KeyBank, (iv) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.4 (the “Column Mortgage Loan Purchase Agreement”) between the Registrant and Column, (v) from RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.5 (the “RAIT Mortgage Loan Purchase Agreement”) between the Registrant and RAIT and (vi) from General Electric Capital Corporation (“GECC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 22, 2014 and as to which an executed version is attached hereto as Exhibit 99.6 (the “GECC Mortgage Loan Purchase Agreement” and collectively with the JPMCB Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the RAIT Mortgage Loan Purchase Agreement and the Column Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”) between the Registrant and GECC.

Item 9.01.Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 1.1
Underwriting Agreement, dated October 9, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets Inc. (“KeyBanc”), as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of October 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C23 certificates, dated as of September 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and certificate administrator, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the WFRBS 2014-C22 certificates, dated as of September 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer and as certificate administrator, tax administrator and custodian, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.

Exhibit 4.4
Pooling and Servicing Agreement governing the issuance of the COMM 2014-UBS5 certificates, dated as of September 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Situs Holdings, LLC, as operating advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 22, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 22, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, among KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between RAIT Funding, LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between General Electric Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated October 9, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc.,  Credit Suisse Securities (USA) LLC and KeyBanc Capital Markets Inc., as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of October 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C23 certificates, dated as of September 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, CWCapital Asset Management, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

4.3
Pooling and Servicing Agreement governing the issuance of the WFRBS 2014-C22 certificates, dated as of September 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer and as certificate administrator, tax administrator and custodian, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.
(E)

4.4	Pooling and Servicing Agreement governing the issuance of the COMM 2014-UBS5 certificates, dated as of September 1, 2014, by and among Deutsche Mortgage & Asset Receiving

Corporation., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Situs Holdings, LLC, as operating advisor.

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 22, 2014.

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 22, 2014 (included as part of Exhibit 5).

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, among KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between RAIT Funding, LLC as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.6	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between General Electric Capital Corporation, as seller, and J.P. Morgan	(E)

Chase Commercial Mortgage Securities Corp., as purchaser.

99.6	Mortgage Loan Purchase Agreement, dated as of October 22, 2014, between Column Financial, Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)